 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2023

LXP INDUSTRIAL TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-12386	13-3717318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, Suite 4015, New York, New York	10119-4015
(Address of principal executive offices)	(Zip Code)

(212) 692-7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of beneficial interest, par value $0.0001 per share, classified as Common Stock	LXP	New York Stock Exchange
6.50% Series C Cumulative Convertible Preferred Stock, par value $0.0001 per share	LXPPRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Effective May 19, 2023, the Board of Trustees of LXP Industrial Trust, or the Trust, enhanced its governance procedures by adopting the Third Amended and Restated By-Laws of the Trust, which are referred to herein as the “Amended By-Laws”. The Amended By-Laws remove the requirement under Section 1.11(a) that any shareholder proponent submitting a nomination or proposal of other business at a meeting of shareholders of the Company include in such submission information describing (i) whether or not there are any plans or proposals on the part of the shareholder proponent or any related person to nominate directors at any other public company within the next 12 months; or (ii) any proposals for business or nominations formally submitted for consideration at a meeting of shareholders, or by written or electronic consent, on behalf of any shareholder proponent or any related person seeking to nominate trustees at any other public company within the past 36 months (whether or not such proposal or nomination was publicly disclosed). In addition, the definition of "Covered Person" was amended in Section 1.15 of the Amended By-Laws to remove the requirement to provide information about passive investors in a shareholder proponent that is an entity.

This description of the Amended By-Laws is qualified in its entirety by reference to the complete text of the Amended By-Laws, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

3.1	Third Amended and Restated By-Laws of the Trust
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LXP Industrial Trust

Date: May 19, 2023	By:	/s/ Joseph S. Bonventre
Joseph S. Bonventre
Secretary